                                                                   Exhibit 10.22


                  FOURTH AMENDED AND RESTATED VOTING AGREEMENT

         AGREEMENT, dated as of December 17, 1998 among Aspect Medical Systems, Inc., a Delaware corporation (the "Company"); those persons whose names are set forth under the heading "Preferred Shareholders" on Schedule I hereto (the "Preferred Shareholders"); those persons whose names are set forth under the heading "Common Shareholders" on Schedule I hereto (the "Common Shareholders"); and those persons who shall, after the date hereof, join in and become a party to this Agreement by executing and delivering to the Company an Instrument of Accession in the form of Schedule II hereto.

         WHEREAS, the Common Shareholders, certain of the Preferred Shareholders and the Company are parties to a certain Third Amended and Restated Voting Agreement dated February 13, 1998 (the "Old Voting Agreement"), pursuant to which the Common Shareholders and certain of the Preferred Shareholders agreed to vote their shares of capital stock of the Company in a certain manner with respect to the election of the Board of Directors of the Company;

         WHEREAS, pursuant to a Series E Convertible Preferred Stock and Warrant Purchase Agreement dated as of the date hereof between the Company and the purchasers listed on Schedule I thereto (the "Purchase Agreement"), certain of the Preferred Shareholders are purchasing (a) Series E Convertible Preferred Stock, $.01 par value per share (the "Series E Preferred Stock") and (b) Warrants (the "Warrants") to purchase shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock"); and

         WHEREAS, it is a condition to the obligations of the Preferred Shareholders purchasing Series E Preferred Stock and Warrants pursuant to the Purchase Agreement that this Agreement be executed by the parties hereto to amend and restate the Old Voting Agreement as set forth herein, and the parties are willing to execute this Agreement and to be bound by the provisions hereof.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

         1. Amendment to Old Voting Agreement. The Old Voting Agreement is hereby amended and restated upon the terms and conditions contained in this Agreement to read in its entirety as provided herein.

         2. Definitions. As used in this Agreement, the term "Shares" shall mean any voting securities of the Company currently owned (either beneficially or of record) or subsequently acquired by any party to this Agreement, including any securities which such party does not own (either beneficially or of record) but as to which such party exercises voting control, and including, without limitation, shares of Common Stock acquired upon conversion of shares of convertible preferred stock or upon exercise of options or warrants to purchase Common Stock.

         3. Term. The term of this Agreement shall commence on the date hereof and shall terminate upon the earlier of (i) the closing of a firm commitment underwritten public offering of shares of Common Stock which (a) results in aggregate gross proceeds of at least $20,000,000, and (b) is at a price per share of at least $14.00, which number shall be appropriately adjusted for stock splits, stock dividends, combinations, reorganizations, recapitalizations and other similar events involving a change in the capital structure of the Company, or (ii) the tenth anniversary of the date of this Agreement.

         4. Board of Directors.

                  (a) Each party covenants and agrees that it shall vote all of its Shares so that the Company's Board of Directors shall consist of no more than nine members, unless the number of members of the Board of Directors of the Company is expanded pursuant to paragraph (e) below.

                  (b) Each party covenants and agrees that at any and all meetings (including any written action in lieu of a meeting of shareholders of the Company at which directors are to be elected) each party shall at all such times vote all of its Shares, to the extent permitted pursuant to the Company's Restated Certificate of Incorporation (as it may be further amended or restated from time to time), to cause and maintain the election to the Board of Directors of the Company of:

                            (i) one nominee selected by Nassib G. Chamoun

("Chamoun"), subject to paragraph (c) below;

                            (ii) two nominees designated by a majority of the
Series B-1 Convertible Preferred Stock, $.01 par value per share (the "Series B-1 Preferred Stock") and the Series B-2 Convertible Preferred Stock, $.01 par value per share (the "Series B-2 Preferred Stock"), voting together as a single series;

                            (iii) one nominee designated by a majority of the
Series A-1 Convertible Preferred Stock, $.01 par value per share (the "Series A-1 Preferred Stock"), and the Series A-2 Preferred Stock, $.01 par value per share (the "Series A-2 Preferred Stock"), voting together as a single series, and acceptable to both Aeneas Venture Corporation (for so long as it holds shares of Series A-1 Preferred Stock or Series A-2 Preferred Stock) and New Enterprise Associates IV, Limited Partnership (for so long as it holds shares of Series A-1 Preferred Stock or Series A-2 Preferred Stock);

                            (iv) one nominee selected by Polaris Venture
Partners, L.P. ("Polaris") (for so long as it holds shares of Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred Stock"), or Series C-2 Convertible Preferred Stock, $.01 par value per share (the "Series C-2 Preferred Stock"), or, in the event that Polaris no longer holds shares of Series C Preferred Stock or Series C-2 Preferred Stock, by the holders of a majority of shares of Series C Preferred Stock and Series C-2 Preferred Stock);

                            (v) one nominee selected by the holders of a
majority of the shares of Series D Convertible Preferred Stock, $.01 par value per share (the "Series D Preferred Stock") and Series D-2 Convertible Preferred Stock, $.01 par value per share (the "Series D-2 Preferred Stock"), voting together as a single series;

                            (vi) one nominee selected by a majority of the
directors designated pursuant to clauses (ii) through (v) of this Section 4(b); and

                            (vii) two additional nominees who shall be agreed
upon by the management of the Company and a majority of the directors designated pursuant to clauses (ii) through (v) of this paragraph (b); provided, however, that one of the nominees selected pursuant to this clause (vii) shall not be any person affiliated with the Company's management, the holders of Series B-1 Preferred Stock, Series A-1 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock, Series C-2 Preferred Stock or Series D-2 Preferred Stock (a "Non-Affiliated Director"); provided further that each party agrees to vote their Shares to remove such Non-Affiliated Director if such removal is recommended by a majority of the directors designated pursuant to clauses (ii) through (v) of this paragraph (b).

                  (c) Notwithstanding paragraph (b) above, Chamoun shall be entitled to designate one nominee to the Board of Directors of the Company only if, at the time of any such nomination, he is then employed by the Company or serving as a consultant to the Company at its request. Commencing with the date Chamoun's relationship with the Company as an employee or consultant terminates and thereafter, the nominee to which Chamoun would otherwise have been entitled to designate pursuant to clause (i) of paragraph (b) above, shall be such person who is designated by the Chief Executive Officer of the Company and approved by a majority of nominees or directors who were nominees designated pursuant to clauses (ii) through (v) of paragraph (b) above.

                  (d) The parties agree that (i) the initial nominee designated by Chamoun is Chamoun, (ii) the initial nominees designated by the majority of the Series B-1 Preferred Stock are Stephen D. Coit and Edwin M. Kania, Jr.,
(iii) the initial nominee designated by the majority of the Series A-1 Preferred Stock is J. Breckenridge Eagle, (iv) the initial nominee designated by a majority of the holders of

Series C Preferred Stock is Terrance McGuire, (v) the initial nominee designated by the directors pursuant to clause (v) of Section 4(b) is Terral Jordan, (vi) the initial nominee designated by the directors elected pursuant to clauses (ii) through (v) of Section 4(b) above is Donald Stanski and (vii) the initial nominees elected pursuant to clause (vii) of Section 4 (b) are Lester J. Lloyd and Boudewijn Bollen.

                  (e) The Board of Directors shall be expanded by up to one additional member if it is deemed desirable by a majority of the Series A-1 Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Convertible Preferred Stock, $.01 par value per share (the "Series E Preferred Stock"), Series A-2 Preferred Stock, Series B-2 Preferred Stock, Series C-2 Preferred Stock, Series D-2 Preferred Stock and Series E-2 Convertible Preferred Stock, $.01 par value per share (the "Series E-2 Preferred Stock" and together with the Series A-1 Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock, Series C-2 Preferred Stock and Series D-2 Preferred Stock, the "Preferred Stock") voting together. The nominees to fill the directorship(s) created by the expansion of the Board of Directors shall be designated by a majority of the directors elected pursuant to clauses (ii) through (v) of Section 4(b) above, provided, however, that the nominee(s) designated pursuant to this paragraph (e) shall not be any person affiliated with the Company's management or the holders of Preferred Stock. The Board of Directors will be enlarged and the designated nominees will be elected in accordance with the Company's By-laws.

         5. Vacancies. Subject to paragraph (c) of Section 4 above, any vacancy in the Board of Directors of the Company (occurring due to the resignation, death or removal of a director or due to the expansion of the Board of Directors pursuant to paragraph (e) above) shall be filled by a nominee elected by the parties who had the right to elect the nominee for such vacant directorship pursuant to Section 4 (b) above or pursuant to paragraph (e) above, as applicable.

         6. Miscellaneous.

                  (a) This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and may not be amended, modified or terminated, and no rights or provisions herein may be waived, without the written consent of (i) the holders of at least 55% of the then outstanding shares of Preferred Stock, voting together as a single class, and
(ii) the holders of a majority of the outstanding shares of Common Stock of the Company held by those who are or have become a party to this Agreement, provided that the provisions of Section 3(i) of this Agreement may not be waived without the written consent of holders of at least 80% of the then outstanding shares of Preferred Stock, voting separately as a single class.

                  (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. This Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective heirs, personal representatives, successors or assigns and any transferee of any of the Shares. Notwithstanding anything to the contrary in this Agreement, the Company acknowledges and agrees that Artal Luxembourg S.A. may transfer the shares of Series E Preferred Stock and Warrants acquired by it under the Purchase Agreement to QuestMark Partners, L.P. and/or any of its affiliates ("QuestMark") without restriction (other than compliance with applicable securities laws), and that subsequent to such transfer, QuestMark shall be deemed a Preferred Shareholder for all purposes under this Agreement. At the time of the transfer, QuestMark shall deliver to the Company a written instrument by which it agrees to be bound by the obligations imposed under this Agreement, to the same extent as if it were a Preferred Shareholder hereunder.

                  (c) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law will be inadequate, and each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and to such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

                  (d) This Agreement may be executed in a number of counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties hereto, notwithstanding that all such parties have not signed the same counterpart.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                               ASPECT MEDICAL SYSTEMS, INC.

                               By:/s/Nassib G. Chamoun
                                  ----------------------------------------
                                    Nassib G. Chamoun
                                    President

                               ARTAL LUXEMBOURG S.A.

                               By:/s/Paul R. Komler
                                  ----------------------------------------
                                    Name: Paul R. Komler
                                    Title:  Managing Director

                               BENEFIT CAPITAL MANAGEMENT

                               CORPORATION, as Investment Manager of
                               the Prudential Insurance Company of America
                               Separate Account #VCA-GA-5298

                               By:/s/Sue DeCarlo
                                  ----------------------------------------
                                    Name: Sue DeCarlo
                                    Title: Sr. VP & CFO

                               HLB/CB Fund, L.P.

                               By:/s/James J. Mahoney Jr.
                                  ----------------------------------------
                                    Name: James J. Mahoney Jr.
                                    Title:  General Partner

                               RIGGS CAPITAL PARTNERS

                               By:/s/J. Carter Beese, Jr.
                                  ----------------------------------------
                                    Name:
                                    Title:

                               US DEVELOPMENT CAPITAL INVESTMENT
                               COMPANY

                               By:/s/Raymond L. Moss
                                  ----------------------------------------
                                    Name: Raymond L. Moss
                                    Title:  Corporate Secretary

                 [Fourth Amended and Restated Voting Agreement]

                                NEW VENTURE PARTNERS III, LIMITED

                                PARTNERSHIP

                                By: /s/Howard D. Wolfe, Jr.
                                  ----------------------------------------
                                     Name: Howard D. Wolfe, Jr.
                                     Title:  General Partner

                                CITIVENTURE 96 PARTNERSHIP, L.P.

                                By:  Chancellor LGT Asset Management, Inc.
                                       as investment advisor

                                By:/s/Mark Radovanovich
                                  ----------------------------------------
                                     Name:
                                     Title:

                                JULIET CHALLENGER, INC.

                                By:/s/Andrew H. McQuarrie
                                  ----------------------------------------
                                     Name: Andrew H. McQuarrie
                                     Title:  Vice President

                                ORCHID & CO., nominee for
                                T. Rowe Price Threshold Fund III, L.P.

                                By:T. Rowe Price Threshold Fund Associates, Inc.
                                       General Partner

                                By:/s/Junerose C. Sordoni
                                  ----------------------------------------
                                     Name: Junerose C. Sordoni
                                     Title:  Vice President

                                LANDMARK VENTURE CAPITAL
                                PARTNERS, LIMITED PARTNERSHIP

                                By:/s/Howard D. Wolfe, Jr.
                                  ----------------------------------------
                                     Name: Howard D. Wolfe, Jr.
                                     Title:  General Partner

                                /s/Vikas Saini
                                ------------------------------------------
                                Vikas Saini

                                /s/Douglas Schair
                                ------------------------------------------
                                Douglas Schair

                 [Fourth Amended and Restated Voting Agreement]

                                /s/C. G. Grefenstette
                                ------------------------------------------
                                Henry L. Hillman, Elsie Hilliard Hillman and
                                C. G. Grefenstette, Trustees of the Henry L.
                                Hillman Trust U/A dated 11/18/85


                                VENHILL LIMITED PARTNERSHIP

                                By:/s/Howard B. Hillman
                                ------------------------------------------
                                    Name:
                                    Title: General Partner

                                CHANCELLOR LGT PRIVATE CAPITAL
                                PARTNERS III, L.P.

                                By:  CPCP Associates, L.P., its general partner

                                By:  Chancellor LGT Venture Partners, Inc.,
                                     its general partner

                                By:/s/Mark Radovanovich
                                ------------------------------------------
                                    Name:
                                    Title:

                                /s/Veena C. Saini
                                ------------------------------------------
                                Veena C. Saini

                                HIGHLAND CAPITAL PARTNERS II,
                                LIMITED PARTNERSHIP

                                By:  Highland Management Partners II
                                     Limited Partnership, its General
                                     Partner

                                By:/s/Wycliffe K. Grousbeck
                                ------------------------------------------
                                     Name: Wycliffe K. Grousbeck
                                     Title:  GP

                 [Fourth Amended and Restated Voting Agreement]

                                CHARLES RIVER PARTNERSHIP VII,
                                LIMITED PARTNERSHIP

                                By:/s/Richard M. Burnes, Jr.
                                ------------------------------------------
                                     Name: Richard M. Burnes, Jr.
                                     Title:  General Partner

                                POLARIS VENTURE PARTNERS, L.P.

                                By:  Polaris Venture Management Co., LLC
                                       Its General Partner

                                By:/s/Terrance McGuire
                                ------------------------------------------
                                     Member

                                /s/C. G. Grefenstette /s/T. C. Bigley
                                ------------------------------------------
                                C. G. Grefenstette and Thomas C. Bigley,
                                Trustees U/A/T dated 8/28/68 for Audrey
                                Hilliard Hillman

                                /s/C. G. Grefenstette /s/T. C. Bigley
                                ------------------------------------------
                                C. G. Grefenstette and Thomas C. Bigley,
                                Trustees U/A/T dated 8/28/68 for Henry L.

                                Hillman, Jr.

                                /s/C. G. Grefenstette /s/T. C. Bigley
                                ------------------------------------------
                                C. G. Grefenstette and Thomas C. Bigley,
                                Trustees U/A/T dated 8/28/68 for Juliet Lea
                                Hillman

                                /s/C. G. Grefenstette /s/T.C. Bigley
                                ------------------------------------------
                                C. G. Grefenstette and Thomas C. Bigley,
                                Trustees U/A/T dated 8/28/68 for William
                                Talbott Hillman

                                /s/Anne De Gheest
                                ------------------------------------------
                                Anne De Gheest

                 [Fourth Amended and Restated Voting Agreement]

                                /s/Theodore H. Ashford
                                ------------------------------------------
                                Theodore H. Ashford

                                ONE LIBERTY FUND III, L.P.

                                By:  One Liberty Partners III, L.P.,
                                       Its General Partner

                                By: /s/Edwin M. Kania, Jr.
                                ------------------------------------------
                                     Edwin M. Kania, Jr.
                                     General Partner

                                /s/Suzanne M. Otterbein
                                ------------------------------------------
                                Suzanne M. Otterbein

                                /s/David C. Zraket
                                ------------------------------------------
                                David C. Zraket

                                GENSTAR INVESTMENT CORPORATION

                                By:/s/Richard D. Paterson
                                ------------------------------------------
                                     Name: Richard D. Paterson
                                     Title:  Executive Vice President

                                /s/Elizabeth Z. Callahan
                                ------------------------------------------
                                Elizabeth Z. Callahan

                                /s/Caroline Z. Pratt
                                ------------------------------------------
                                Caroline Z. Pratt

                                /s/Lester J. Lloyd
                                ------------------------------------------
                                Lester J. Lloyd and/or Lynne Dewar Lloyd
                                Trustees or Successor Trustees under The
                                Lloyd Trust U/A/D 10/05/88

                 [Fourth Amended and Restated Voting Agreement]

                                  POLARIS VENTURE PARTNERS
                                  FOUNDERS' FUND, L.P.

                                  By:  Polaris Venture Management Co., LLC
                                         Its General Partner

                                  By:/s/Terrance McGuire
                                  ------------------------------------------
                                       Member

                                  /s/Philip G. Aberizk
                                  ------------------------------------------
                                  Philip G. Aberizk

                                  ABS EMPLOYEE VENTURE FUND LIMITED

                                  PARTNERSHIP


                                  By:/s/Margaret-Mary V. Preston
                                  ------------------------------------------
                                       Name:  Margaret-Mary V. Preston
                                       Title: VP of Alex Brown Investments,
                                              GP of the Partnership

                                  SECOND CENTURY GROWTH DEFERRED
                                  COMPENSATION PLAN: Piper Jaffray, Inc.

                                  By:/s/Piper Jaffray, Inc.
                                  ------------------------------------------
                                       Name: Buzz Benson
                                       Title:


                                  THE JOHN BURROUGHS SCHOOL
                                  ENDOWMENT FUND

                                  By:/s/Keith Shahan
                                  ------------------------------------------
                                       Name:
                                       Title:

                                  /s/Noubar Afeyan
                                  ------------------------------------------
                                  Noubar Afeyan

                                  /s/Stanley Lapidus
                                  ------------------------------------------
                                  Stanley Lapidus

                 [Fourth Amended and Restated Voting Agreement]

                                     GILDE INTERNATIONAL B.V.

                                     By:  One Liberty Partners III, L.P.,
                                          its Attorney-in-Fact

                                     By: /s/ Edwin M. Kania, Jr.
                                         ---------------------------------------
                                         Title: General Partner

Mayfield Associates Fund,            MAYFIELD ASSOCIATES FUND
A California Limited Partnership
                                     By: /s/ George A. Pavlov
                                         ---------------------------------------
                                         Name: George A. Pavlov
                                         Title: Authorized Signatory

Mayfield Medical Partners,           MAYFIELD MEDICAL PARTNERS
A California Limited Partnership
                                     By:  Mayfield VI Investment Partners
By: Mayfield VI Investment
    Partners, A California           By: /s/ George A. Pavlov
    Limited Partnership, Its             ---------------------------------------
    General Partner                      Name: George A. Pavlov
                                         Title: Authorized Signatory
By: Mayfield VI Management
    Partners, A California            MAYFIELD VI INVESTMENT PARTNERS
    Limited Partnership,
    General Partner of                By:  Mayfield VI Management Partners
    Mayfield VI Investment
    Partners                          By: /s/ George A. Pavlov
                                          --------------------------------------
Mayfield VI Investment Partners,          Name: George A. Pavlov
A California Limited Partnership          Title: Authorized Signatory

By: Mayfield VI Management            MERRILL, PICKARD, ANDERSON &
    Partners, A California            EYRE IV, LIMITED PARTNERSHIP
    Limited Partnership, Its
    General Partner                   By:  MPAE IV Management Co., L.P.

                                      By: /s/ Steven L. Merrill
                                      ------------------------------------------
                                      Name:   Steven L. Merrill
                                      Title:  General Partner



                 [Fourth Amended and Restated Voting Agreement]

                                   NEW ENTERPRISE ASSOCIATES IV,
                                   LIMITED PARTNERSHIP

                                   By:  New Enterprise Associates IV, Limited
                                          Partnership

                                          By:  NEA Partners IV, Limited
                                   Partnership

                                                By: /s/Nancy Dorman
                                                   ----------------------------
                                                     Nancy Dorman
                                                     General Partner

                                   HLM PARTNERS VII, L.P.

                                   By:/s/James J. Mahoney Jr.
                                     ------------------------------------------
                                      Name:  James J. Mahoney Jr.
                                      Title:  General Partner

                                   SUTTER HILL VENTURES, A CALIFORNIA
                                   LIMITED PARTNERSHIP

                                   By:/s/G. Leonard Baker, Jr.
                                     ------------------------------------------
                                      Name:  G. Leonard Baker, Jr.
                                      Title:   Managing Director of the General
                                               Partner

                                   TOW PARTNERS, A CALIFORNIA LIMITED
                                   PARTNERSHIP

                                   By:/s/Paul M. Wythes
                                     ------------------------------------------
                                   Name:  Paul M. Wythes
                                   Title:  General Partner

                                   /s/William H. Younger, Jr.
                                     ------------------------------------------
                                   William H. Younger, Jr., Trustee of the
                                   Younger Living Trust

                                   /s/Paul M. Wythes
                                   --------------------------------------------
                                   Paul M. and Marsha R. Wythes, Trustees of
                                   the Wythes Living Trust

                 [Fourth Amended and Restated Voting Agreement]

                                   /s/G. Leonard Baker
                                     ------------------------------------------
                                   G. Leonard Baker

                                   /s/Sherryl W. Hossack Under Power of Attorney
                                     ------------------------------------------
                                   Ronald L. Perkins

                                   /s/Sherryl W. Hossack Under Power of Attorney
                                     ------------------------------------------
                                   James C. Gaither

                                   /s/David L. Anderson
                                     ------------------------------------------
                                   David L. Anderson

                                   /s/Tench Coxe
                                     ------------------------------------------
                                   Tench Coxe

                                   /s/Robert Carpenter
                                     ------------------------------------------
                                   Robert Carpenter

                                   /s/Theodore Stanley
                                     ------------------------------------------
                                   Theodore and Mary Stanley

                                   H&D INVESTMENTS II

                                   By: /s/Paul P. Brountas
                                     ------------------------------------------
                                   Name:  Paul P. Brountas
                                   Title:    Partner

                                   /s/J. Breckenridge Eagle
                                     ------------------------------------------
                                   J. Breckenridge Eagle

                                   --------------------------------------------
                                   Vijay J. Shah

                                   /s/J. Neal Armstrong
                                     ------------------------------------------
                                   J. Neal Armstrong

                                   /s/Timothy J. Crowley
                                     ------------------------------------------
                                   Timothy J. Crowley

                                   /s/Robert R. Everett
                                     ------------------------------------------
                                   Robert R. Everett

                 [Fourth Amended and Restated Voting Agreement]

                                   THE LOWN CARDIOVASCULAR
                                   RESEARCH FOUNDATION

                                   By:/s/Peter A. Zheutlin
                                     ------------------------------------------
                                   Name: Peter A. Zheutlin
                                   Title:  Treasurer

                                   /s/Glen E. Wegner
                                     ------------------------------------------
                                   Glen E. Wegner

                                   ZED INTERNATIONAL, INC.

                                   By:
                                     ------------------------------------------
                                   BAYVIEW INVESTORS, LTD.

                                   By:/s/Terry R. Otton
                                     ------------------------------------------
                                   Name: Terry R. Otton
                                   Title: Authorized Signatory

                                   INTERSTOCK ANSTALT

                                   By:/s/Ernst Bloathlinger
                                     ------------------------------------------
                                        Authorized Signatory

                                   SVE STAR VENTURE ENTERPRISES NO. V,
                                   A GERMAN CIVIL LAW PARTNERSHIP
                                   (WITH LIMITATION OF LIABILITY)

                                   By:  SVM Star Ventures Management
                                          gesellschaft mbH Nr. 3

                                         By: /s/Andreas Hofbauer
                                     ------------------------------------------
                                             Authorized Signatory

                 [Fourth Amended and Restated Voting Agreement]

                                   SVM STAR VENTURES
                                   MANAGEMENTGESELLSCHAFT MBH NR.
                                   3 & CO. BETEILIGUNGS KG

                                   By:  SVM Star Ventures Management
                                           gesellschaft mbH Nr. 3

                                         By: /s/Andreas Hofbauer
                                             --------------------------------
                                             Authorized Signatory

                                   /s/Richard Rogers  /s/Julie Rogers
                                     ------------------------------------------
                                   Richard and Julie Rogers

                                   AENEAS VENTURE CORPORATION

                                   By:/s/Michael R. Eisenson
                                     ------------------------------------------
                                        Authorized Signatory

                                   CATALYST VENTURES, LIMITED

                                   PARTNERSHIP

                                   By:  New Enterprise Associates IV, Limited
                                          Partnership

                                         By:  NEA Partners IV, Limited
                                                 Partnership

                                               By:/s/Nancy C. Dorman
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                   WELLS FARGO BANK, TRUSTEE SHV
                                   M/P/T FBO DAVID L. ANDERSON

                                   By:/s/Vicki M. Bandel  /s/Sherill Y. Matson
                                     ------------------------------------------
                                        Name: Vicki M. Bandel
                                        Title:  Trust Officer

                 [Fourth Amended and Restated Voting Agreement]

                                   WELLS FARGO BANK, TRUSTEE SHV
                                   M/P/T FBO TENCH COXE

                                   By:/s/Vicki M. Bandel  /s/Sherill Y. Matson
                                     ------------------------------------------
                                        Name:  Vicki M. Bandel
                                        Title:  Trust Officer

                                   /s/William H. Younger, Jr.
                                     ------------------------------------------
                                   William H. Younger, Jr.

                                   THE STANLEY RESEARCH FOUNDATION

                                   By:/s/Theodore Stanley
                                     ------------------------------------------
                                   Name:
                                   Title:

                                   FISHERS ISLAND PARTNERS

                                   By: /s/Nathan Saint-Amand, MD
                                     ------------------------------------------
                                        Name:
                                        Title: Managing Partner of
                                               Fisher Island Partners

                                   /s/Nassib G. Chamoun
                                   --------------------------------------------
                                   Nassib G. Chamoun

                                   --------------------------------------------
                                   Ziad and Lori Chamoun

                                   /s/Philip Devlin as Custodian for Michael
                                   Travers Devlin
                                   --------------------------------------------
                                   Philip Devlin as Custodian for Michael
                                   Travers Devlin

                                   --------------------------------------------
                                   Farhat N. Homsy, M.D.

                                   --------------------------------------------
                                   Douglas N. Young

                                   /s/Mary Lee Young
                                   --------------------------------------------
                                   Mary Lee Young

                                   /s/Donald Stanski
                                   --------------------------------------------
                                   Donald Stanski

                 [Fourth Amended and Restated Voting Agreement]

                                   --------------------------------------------
                                   Nina S. Rohrbasser

                                   --------------------------------------------
                                   Victoria Shah

                                   /s/Jeffrey L. Barrett
                                   --------------------------------------------
                                   Jeffrey L. Barrett

                                   /s/Stephen E. Coit
                                   --------------------------------------------
                                   Stephen E. Coit

                                   /s/Steven H. Kane
                                   --------------------------------------------
                                   Steven H. Kane

                                   /s/Lester J. Lloyd
                                   --------------------------------------------
                                   Lester J. Lloyd

                                   NEW VENTURE PARTNERS IV, LIMITED

                                   PARTNERSHIP

                                   By:/s/Howard D. Wolfe, Jr.
                                   --------------------------------------------
                                   Name: Howard D. Wolfe, Jr.
                                   Title: Gerneral Partner


                 [Fourth Amended and Restated Voting Agreement]

                                   SCHEDULE I

PREFERRED SHAREHOLDERS

Artal Luxembourg S.A.
Attn:  Paul R. Kohler
105, Grand-Rue
L-1161 Luxembourg

Benefit Capital Management Corporation
as Investment Manager for the Prudential
Insurance Company of America
Separate Account Number VCA-GA-5298
c/o Susan DeCarlo
39 Old Ridgebury Road
Danbury, CT 06817

HLB/CB Fund, L.P.
HLM Management Company
c/o Peter Grua
222 Berkeley Street, #2150
Boston, MA 02116

Riggs Capital Partners, a division of
Riggs National Corporation
c/o J. Carter Beese, Jr.
800 17th Street, N.W.
Washington, DC 20006

US Development Capital Investment
Company
c/o Raymond L. Moss
Simms, Moss, Kline, and Davis, LLP
400 Northpark Town Center, Suite 310
1000 Abernathy Road, N.E.

Atlanta, GA 30328

                 [Fourth Amended and Restated Voting Agreement]

Henry L. Hillman, Elsie Hilliard Hillman and C. G. Grefenstette, Trustees of the
Henry L. Hillman Trust U/A dated
11/18/85
1800 Grant Building
Pittsburgh, PA 15219

C. G. Grefenstette and Thomas C. Bigley,       C. G. Grefenstette and Thomas C. Bigley,
Trustees U/A/T dated 8/28/68 for Juliet        Trustees U/A/T dated 8/28/68 for
Lea Hillman                                    Audrey Hilliard Hillman
1800 Grant Building                            1800 Grant Building
Pittsburgh, PA 15219                           Pittsburgh, PA 15219

C. G. Grefenstette and Thomas C. Bigley,       C. G. Grefenstette and Thomas C. Bigley,
Trustees U/A/T dated 8/28/68 for               Trustees U/A/T dated 8/28/68 for
William Talbott Hillman                        Henry L. Hillman, Jr.
1800 Grant Building                            1800 Grant Building
Pittsburgh, PA 15219                           Pittsburgh, PA 15219

Venhill Limited Partnership                    Juliet Challenger, Inc.
c/o Howard B. Hillman                          824 Market Street, Suite 900
Autotrol Technology                            Wilmington, DE 19801
12500 N. Washington Street                     Attn: Andrew McQuarrie
Denver, CO 80241-2404
with copy to:
Irene Riebe
Taconic Group, Inc.
158 Main Street
New Canaan, CT 06840

ABS Employees' Venture Fund Limited            Second Century Growth Deferred
Partnership                                    Compensation Plan: Piper Jaffray, Inc.
c/o Dan Gunter                                 c/o Buzz Benson
375 West Padonia Rd.                           222 South 9th St., 13th Floor
Timonium, MD 21093                             Minneapolis, MN 55402

                 [Fourth Amended and Restated Voting Agreement]

The John Burroughs School Endowment                       Noubar Afeyen
Fund                                                      c/o PerSeptive Biosystems
c/o Keith Shahan                                          500 Old Connecticut Pass
755 South Price Road                                      Framingham, MA 01701
St. Louis, MO 63124

Stanley Lapidus                                           Douglas Schair
c/o Exact Laboratories, Inc.                              601 Chandlers Wharf
63 Great Road                                             Portland, ME 04101
Maynard, MA 01754

Polaris Venture Partners, L.P.                            Landmark Ventures, Limited Partnership
Bay Colony Corporate Center                               1119 St. Paul Street
1000 Winter Street, Suite 3350                            Baltimore, MD  21202
Waltham, MA  02154

Polaris Venture Partners Founders' Fund,                  Aeneas Venture Corporation
L.P.                                                      c/o Harvard Management
Bay Colony Corporate Center                                 Company, Inc.
1000 Winter Street, Suite 3350                            600 Atlantic Avenue
Waltham, MA  02154                                        Boston, MA 02210

One Liberty Fund III, L.P.                                William H. Younger, Jr.
One Liberty Square                                        c/o Sutter Hill Ventures
Boston, MA  02109                                         755 Page Mill Road
                                                          Suite A 200
                                                          Palo Alto, CA 94304

Gilde International B.V.                                  Genstar Investment Corporation
c/o One Liberty                                           Metro Tower, Suite 1170
  Partners III, L.P.                                      Foster City, CA 94404
One Liberty Square                                        Attn:  Mr. R. D. Paterson
Boston, MA  02109

                 [Fourth Amended and Restated Voting Agreement]

Charles River Partnership VII,                            Wells Fargo Bank, Trustee
Limited Partnership                                       SHV M/P/T FBO David L. Anderson
Ten Post Office Square,                                   Attn: Annik Prasad
 Suite 1330                                               MAC #0101-021
Boston, MA  02109                                         420 Montgomery Street, 2nd Floor
                                                          San Francisco, CA 94104

New Enterprise Associates IV,                             Wells Fargo Bank, Trustee
 Limited Partnership                                      SHV M/P/T FBO Tench Coxe
1119 St. Paul Street                                      Attn:  Annik Prasad
Baltimore, MD  21202                                      MAC #0101-021
                                                          420 Montgomery Street, 2nd Floor
                                                          San Francisco, CA 94104

New Venture Partners III, Limited                         Catalyst Ventures, Limited
Partnership                                                 Partnership
1119 St. Paul Street                                      1119 St. Paul Street
Baltimore, MD  21202                                      Baltimore, MD 21202

Highland Capital Partners II,                             The Stanley Research Foundation
Limited Partnership                                       Dr. Theodore H. Stanley
One International Place                                   Professor of Anesthesia
Boston, MA  02110                                         University of Utah
                                                             Medical School
                                                          Department of Anesthesia
                                                          50 North Medical Drive
                                                          Salt Lake City, Utah  84132

Mayfield Associates                                       Philip G. Aberizk
2800 Sand Hill Road                                       89 River Road
Menlo Park, CA  94025                                     W. Newbury, MA  01985

Mayfield Medical Partners                                 Ziad and Lori Chamoun
2800 Sand Hill Road                                       100A Green Street
Menlo Park, CA  94025                                     Milton, MA  02186

                 [Fourth Amended and Restated Voting Agreement]

Mayfield VI                                               Stephen C. Coit
2800 Sand Hill Road                                       32 Vinebrook Road
Menlo Park, CA  94025                                     Lexington, MA 02173

Sutter Hill Ventures,                                     Anne De Gheest
 a California Limited                                     Upstar Consulting
 Partnership                                              12133 Foothill Lane
c/o Sutter Hill Ventures                                  Los Altos, CA  94022
755 Page Mill Road
Suite A 200
Palo Alto, CA  94304

Tow Partners, a California                                Philip Devlin as Custodian for
 Limited Partnership                                       Michael Travers Devlin
c/o Sutter Hill Ventures                                  33 Clearwater Road
755 Page Mill Road                                        Brookline, MA  02167
Suite A 200
Palo Alto, CA  94304

Paul M. and Martha R. Wythes,                             Farhat N. Homsy, M.D.
Trustees of the Wythes Living Trust                       2 South Street
c/o Sutter Hill Ventures                                  Chestnut Hill, MA  02167
755 Page Mill Road
Suite A 200
Palo Alto, CA  94304

G. Leonard Baker, Jr.                                     Veena C. Saini
c/o Sutter Hill Ventures                                  24 Brook Street
755 Page Mill Road                                        Brookline, MA  02146
Suite A 200
Palo Alto, CA  94304

William H. Younger, Jr.,                                  Mary Lee Young
Trustee of the Younger Living Trust                       123 Balboa Circle
c/o Sutter Hill Ventures                                  Oak Ridge, TN  37830
755 Page Mill Road
Suite A 200
Palo Alto, CA  94304

                 [Fourth Amended and Restated Voting Agreement]

Tench Coxe                                                Zed International, Inc.
 c/o Sutter Hill Ventures                                 c/o Thomas J. Landergan
755 Page Mill Road                                        BankBoston, N.A.
Suite A 200                                                01-05-03
Palo Alto, Ca  94304                                      P.O. Box 1890
                                                          Boston, MA  02105

David L. Anderson                                         Theodore H. Stanley &
 c/o Sutter Hill Ventures                                       Mary O. Stanley
755 Page Mill Road                                        4800 Oak Terrace
Suite A 200                                               Salt Lake City, Utah  84124
Palo Alto, Ca  94304

James C. Gaither                                          The Lown Cardiovascular Fdn.
 c/o Sutter Hill Ventures                                 Louise Lown, Treasurer
755 Page Mill Road                                        194 Hobart Road
Suite A 200                                               Chestnut Hill, MA  02167
Palo Alto, Ca  94304

Ronald L. Perkins                                         Steven H. Kane
c/o Sutter Hill Ventures                                  2 Ben Arthur's Way
755 Page Mill Road                                        Dover, MA 02030
Suite A 200
Palo Alto, Ca  94304

Genstar Investment Corporation                            J. Neal Armstrong
Metro Tower # 1170                                        20 Cedar Ridge Road
950 Tower Lane                                            N. Attleboro, MA  02760
Foster City, CA 94404-2121

Merrill, Pickard, Anderson &                              J. Breckenridge Eagle
 Eyre IV Limited Partnership                              Box 1197
1000 Winter Street                                        Mattapoisett, MA 02739
Suite 1080
Waltham, MA  02154



                 [Fourth Amended and Restated Voting Agreement]

H&D Investments II                                        Glen Wegner, MD
c/o Hale and Dorr LLP                                     22 Lathrop Road
60 State Street                                           Wellesley, MA 02181
Boston, MA 02109

Robert Carpenter                                          Timothy J. Crowley, MD
9 Lowell Road                                             42 Candy Hill Lane
Wellesley Hills, MA  02181                                Sudbury, MA  01776

Vikas Saini, M.D.                                         Interstock Anstalt fur Vermogens und
24 Brook Street                                           Trust Verwaltung
Brookline, MA 02146                                       c/o Ernst Bloathlinger
                                                          Herrengasse 21
                                                          FL-9490 Vaduz
                                                          Liechtenstein

Vijay J. Shah                                             Richard & Julie Rogers
7 Fanueil Halll                                           4 Fordyce Lane
Boston, MA 02159                                          Ladue, MO  63124

Jeffrey L. Barrett                                        Bayview Investors, Limited
20 Tavern Circle                                          Robertson Stephens & Co.
Sudbury, MA 01776                                         555 California Street
                                                          San Francisco, CA  94104

Robert R Everett                                          Theodore H. Ashford
80 Rollingwood Land                                       3801 Kennett Pike B 107
Concord, MA  01742                                        Greenville, DE  19807

HLM Partners VII, L.P.                                    Orchid & Co., nominee for
HLM Management                                            T. Rowe Price Threshold
c/o Peter Grua                                            Fund III, L.P.
222 Berkeley Street, #2150                                c/o Junerose Sordoni
Boston, MA  02116                                         T. Rowe Price Assoc. Inc.
                                                          100 East Pratt
                                                          Baltimore, MD  21202

                 [Fourth Amended and Restated Voting Agreement]

SVE Star Venture Enterprises                              Nassib G. Chamoun
   No. V A German Civil Law                               c/o Aspect Medical Systems, Inc.
    Partnership (with limitation of                       2 Vision Drive
         liability)                                       Natick, MA 01760
c/o Andreas Hofbauer
Star Venture Managment
Possartstr. 9
D-81679 Munich
Germany

SVM StarVentures                                          Chancellor LGT Private Capital Partners
Managementgesellschaft mbH Nr.3                                III, L.P.
       & Co. Beteilungs KG                                c/o Mark Radovanovich
c/o Andreas Hofbauer                                      1166 Avenue of the Americas
Star Venture Managment                                    New York, NY  16636
Possartstr. 9
D-81679 Munich
Germany

Citiventure 96 Partnership, L.P.                          Fishers Island Partners
c/o Mark Radovanovich                                     c/o Nathan Saint-Amand, M.D.
1166 Avenue of the Americas                               2 East 88th Street
New York, NY  16636                                       New York, NY 10128

Suzanne M. Otterbein                                      Douglas N. Young
23 Common Street                                          10020 Park Royal Drive
Charlestown, MA 02129                                     Great Falls, VA 22066-1856

David C. Zraket                                           Caroline Zraket Pratt
57 Meacham Road                                           100 Kelsey Place
Somerville, MA 02144                                      Madison, CT 06443

Donald R. Stanski, M.D.                                   Victoria J. Shah
c/o Dept. of Anesthesia, Rm H-3584A                       c/o V. J. Shah & Co.
Stanford University Hospital                              7 Fanueil Hall
Stanford, CA 04305                                        Boston, MA 02109

Nina Rohrbasser                                           Lester J. Lloyd
c/o V. J. Shah & Co.                                      7 Haciendas Road
7 Fanueil Hall                                            Orinda, CA 94563
Boston, MA 02109

                 [Fourth Amended and Restated Voting Agreement]

                                   Schedule II

                          ASPECT MEDICAL SYSTEMS, INC.

                             INSTRUMENT OF ACCESSION

         The undersigned, ______________________, as a condition precedent to
becoming the owner or holder of record of _________________ (    ) shares of the
capital stock, of Aspect Medical Systems, Inc., a Delaware corporation (the "Corporation"), hereby agrees to become a party to and bound by that certain Fourth Amended and Restated Voting Agreement, dated as of December __, 1998, by and among the Corporation and other shareholders of the Corporation. This Instrument of Accession shall take effect and shall become an integral part of the said Third Amended and Restated Voting Agreement immediately upon execution and delivery to the Corporation of this Instrument.

         IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned, as a sealed instrument under the laws of the Commonwealth of Massachusetts, as of the date below written.

                                      Signature:  __________________________

                                      Print Name:___________________________

                                      Date:  _______________________

                                      Address:_______________________________

                                      _______________________________________

                                      _______________________________________
Accepted by:

ASPECT MEDICAL SYSTEMS, INC.

By:  ___________________________

Date:  __________________________

                 [Fourth Amended and Restated Voting Agreement]